                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934





                         DATE OF REPORT: APRIL 30, 2001
                        ---------------------------------
                        (Date of earliest event reported)





              TOYOTA AUTO FINANCE RECEIVABLES LLC ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2001-B OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                   333-58164                33-4836519
                                     333-41568

 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)







                      19300 GRAMERCY PLACE, NORTH BUILDING
                           TORRANCE, CALIFORNIA 90509
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (310) 468-7333

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ITEM 5. OTHER EVENTS

         This amendment is filed solely to include the CIK filing code for the Co-Registrant.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          TOYOTA AUTO FINANCE RECEIVABLES LLC


                                          By: /s/ LLOYD MISTELE
                                             -----------------------------------
                                             Name:  Lloyd Mistele
                                             Title: President



Date: May 15, 2001